UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 5, 2009

COMERICA INCORPORATED

(Exact name of registrant as specified in its charter)

Delaware	1-10706	38-1998421
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

Comerica Bank Tower

1717 Main Street, MC 6404

Dallas, Texas  75201

(Address of principal executive offices)   (zip code)

(214) 462-6831

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01                             ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

Effective January 5, 2009, Comerica Securities, Inc. (“Comerica Securities”), an indirect subsidiary of Comerica Incorporated (“Comerica”), and the Financial Industry Regulatory Authority (“FINRA”) finalized the settlement of FINRA’s auction rate securities (“ARS”) investigation of Comerica Securities pursuant to the terms of a Letter of Acceptance Waiver and Consent (the “AWC”) executed by the parties.  The AWC formalized the agreement in principle between Comerica Securities and FINRA previously announced on September 18, 2008.

Among other things, the AWC requires Comerica Securities, or an affiliate, to offer to repurchase at par ARS that are subject to auctions that have not been successful as of September 16, 2008 and that are not subject to current calls or redemptions (“Eligible ARS”) from the following types of investors who purchased ARS through Comerica Securities at any time between May 31, 2006 and February 28, 2008 into accounts maintained at Comerica Securities:  (i) natural persons, (ii) non-profit charitable organizations and (iii) religious corporations or entities, as well as other beneficial holders, including corporations, trusts, pension plans and other entities with total ARS account values held at Comerica Securities of up to $10 million (collectively, the “Retail Investors”) (the “Buyback”).  The Buyback of Eligible ARS from Retail Investors must commence no later than thirty (30) days following the date the AWC is accepted by FINRA and be completed no later than sixty (60) days thereafter such AWC acceptance date.  The AWC notes that on October 1, 2008, Comerica Securities commenced the Buyback of Eligible ARS. Such Buyback was completed on December 19, 2008.

The AWC also provides that Comerica Securities: (1) within six (6) months following the date an AWC is accepted by FINRA, shall make its “best efforts” to provide liquidity to all other investors who are not Retail Investors and who purchased Eligible ARS from Comerica Securities at any time between May 31, 2006 and February 28, 2008, (2) shall pay the difference between par and the price at which a Retail Investor sold ARS below par between February 28, 2008 and September 16, 2008, (3) notified Retail Investors that an independent arbitrator selected under the auspices of FINRA will be available to arbitrate any Retail Investor consequential damages claims, and (4) neither admits nor denies any allegations of wrongdoing.  Furthermore, Comerica Securities agreed to the imposition of a censure and the payment to FINRA of a $750,000 fine.  The AWC notes that on October 1, 2008, Comerica Securities offered to purchase Eligible ARS from all other investors who were not Retail Investors and who purchased Eligible ARS at any time between May 31, 2006 and February 28, 2008 through Comerica Securities.  Comerica Securities concluded such repurchase offer on December 19, 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COMERICA INCORPORATED

	By:	/s/ Jon W. Bilstrom
	Name:	Jon W. Bilstrom
	Title:	Executive Vice President-Governance, Regulatory Relations and Legal Affairs, and Secretary

Date: January 7, 2009